UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 22, 2016

McDONALD’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One McDonald’s Plaza
Oak Brook, Illinois
(Address of Principal Executive Offices)
60523
(Zip Code)

(630) 623-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On April 22, 2016, McDonald’s Corporation (the “Company”) issued an investor release reporting the Company’s results for the first quarter 2016. A copy of the related investor release is being filed as Exhibit 99.1 to this Form 8-K and is incorporated by reference in its entirety. Also filed herewith and incorporated by reference as Exhibit 99.2 is supplemental information for the quarter ended March 31, 2016. The information under this Item 2.02, including such Exhibits, shall be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Investor Release of McDonald's Corporation issued April 22, 2016:
McDonald's Reports First Quarter 2016 Results

99.2	McDonald's Corporation: Supplemental Information, Quarter Ended March 31, 2016

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)
Date:	April 22, 2016	By:	/s/ Kathy Martin
Kathy Martin
Corporate Vice President – Assistant Controller

Exhibit Index

Exhibit No. 99.1	Investor Release of McDonald's Corporation issued April 22, 2016:
McDonald's Reports First Quarter 2016 Results

Exhibit No. 99.2	McDonald's Corporation: Supplemental Information, Quarter Ended March 31, 2016